Exhibit 10.1

AMENDMENT NO. 3

This AMENDMENT NO. 3 (“Agreement”) entered into on May 12, 2006 but made effective as of March 31, 2006 (“Effective Date”) is among Cano Petroleum, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined below), the Lenders (as defined below), and Union Bank of California, N.A., as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A.            The Borrower is party to that certain Credit Agreement dated as of November 29, 2005, as amended by the Amendment No. 1 dated as of February 24, 2006, and as amended by the Amendment No. 2, Assignment and Agreement dated as of April 28, 2006 (as so amended, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), the Administrative Agent, and the Issuing Lender.

B.            The Borrower, the Lenders and the Administrative Agent wish to, subject to the terms and conditions of this Agreement make certain other amendments to the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1.              Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2.              Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.              Amendments to Credit Agreement.

(a)           Section 6.18 of the Credit Agreement is deleted in its entirety and replaced with the following:

Section 6.18         Debt Coverage Ratio. The Borrower (a) shall not permit the ratio of, as of the fiscal quarter ending March 31, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the fiscal quarter period then ended multiplied by four, to be greater than 7.50  to 1.00; (b) shall not permit the ratio of, as of the fiscal quarter ending June 30, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the two fiscal quarter period then ended multiplied by two, to be greater than 5.25 to 1.00; (c) shall not permit the ratio of, as of the fiscal quarter ending September 30, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to be greater than 4.50 to 1.00; (d) shall not permit the ratio of, as of each fiscal quarter ending on December 31, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the four fiscal quarter period then ended, to be greater than 4.00 to 1.00.; and (e) shall not permit the ratio of, as of each fiscal quarter ending on or after March 31, 2007, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the four fiscal quarter period then ended, to be greater than 3.50 to 1.00.

(b)           Section 6.19 of the Credit Agreement is deleted in its entirety and replaced with the following:

Section 6.19         Interest Coverage Ratio. The Borrower (a) shall not permit the ratio of, as of the fiscal quarter ending March 31, 2006, (i) the consolidated EBITDA of the Borrower for the fiscal quarter period then ended multiplied by four, to (ii) the consolidated Interest Expense of the Borrower for the fiscal quarter period then ended multiplied by four, to be less than 1.50 to 1.00; (b) shall not permit the ratio of, as of the fiscal quarter ending June 30, 2006, (i) the consolidated EBITDA of the Borrower for the two fiscal quarter period then ended multiplied by two, to (ii) the consolidated Interest Expense of the Borrower for the two fiscal quarter period then ended multiplied by two, to be less than 1.75 to 1.00; (c) shall not permit the ratio of, as of the fiscal quarter ending September 30, 2006, (i) the consolidated EBITDA of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to (ii) the consolidated Interest Expense of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to be less than 2.00 to 1.00; and (d) shall not permit the ratio of, as of the end of any fiscal quarter ending on or after December 31, 2006, (i) the consolidated EBITDA of the Borrower calculated for the four fiscal quarters then ended, to (ii) the consolidated Interest Expense of the Borrower for the four fiscal quarters then ended, to be less than 2.00 to 1.00.

Section 4.              Consent to Amendment Terms of the Subordinated Debt. As required under Section 6.20 of the Credit Agreement, the Lenders hereby consent to the terms of the Second Amendment to Subordinated Credit Agreement entered into on May 12, 2006 but made effective as of March 31, 2006 an execution version of which is attached hereto as Exhibit A.

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Section 5.              Borrower Representations and Warranties. The Borrower represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 6.              Guarantors Representations and Warranties. Each Guarantor represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Guaranty and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Guarantor and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) it has no defenses to the enforcement of the Guaranty; and (g) the Liens under the Security Instruments are valid and subsisting and secure such Guarantor’s and the Borrower’s obligations under the Loan Documents.

Section 7.              Conditions to Effectiveness. This Agreement and the amendments to the Credit Agreement provided herein shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders.

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(b)           The representations and warranties in this Agreement shall be true and correct in all material respects.

(c)           The Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 8.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)           The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)           Each of the Borrower, the Guarantors, Administrative Agent, and Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(d)           From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.

(e)           This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 9.              Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 10.            Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a

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single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 11.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.            Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 13.            Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 14.            Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED effective as of the date first above written.

BORROWER:	CANO PETROLEUM, INC.

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
Chief Executive Officer

GUARANTORS:	SQUARE ONE ENERGY, INC.
LADDER COMPANIES, INC.
W.O. ENERGY OF NEVADA, INC.
WO ENERGY, INC.
PANTWIST, LLC

	Each by:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

W.O. OPERATING COMPANY, LTD.
By: WO Energy, Inc., its general partner

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

W.O. PRODUCTION COMPANY, LTD.
By: WO Energy, Inc., its general partner

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

Signature Page to Amendment No. 3

ADMINISTRATIVE AGENT/
ISSUING LENDER:	UNION BANK OF CALIFORNIA, N.A.,

	By:	/s/ Kimberly Coil
Kimberly Coil
Vice President

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

	By:	/s/ Kimberly Coil
Kimberly Coil
Vice President

NATEXIS BANQUES POPULAIRES
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Vice President and Group Manager

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President and Group Manager

Exhibit A

SECOND AMENDMENT TO SUBORDINATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SUBORDINATED CREDIT AGREEMENT (this “Agreement”) entered into on May 12, 2006 but made effective as of March 31, 2006 (“Effective Date”) is among Cano Petroleum, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined in accordance with Section 1 below), the Lenders (as defined below), and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, a Cayman Islands company, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”).

RECITALS

C.            The Borrower is party to that certain Subordinated Credit Agreement dated as of November 29, 2005, as amended by the First Amendment to Subordinated Credit Agreement dated as of April 28, 2006 (as so amended, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and the Administrative Agent.

D.            The Borrower, the Lenders and the Administrative Agent wish to, subject to the terms and conditions of this Agreement, make certain other amendments to the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Lenders, and the Administrative Agent hereby agree as follows:

Section 15.            Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 16.            Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 17.            Amendments to Credit Agreement.

(f)            Section 6.18 of the Credit Agreement is deleted in its entirety and replaced with the following:

Section 6.18         Debt Coverage Ratio. The Borrower (a) shall not permit the ratio of, as of the fiscal quarter ending March 31, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the fiscal quarter period then ended multiplied by four, to be greater than 7.50  to 1.00; (b) shall not permit the ratio of, as of the fiscal quarter ending June 30, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the two fiscal quarter period then ended multiplied by two, to be greater than 5.25 to 1.00; (c) shall not permit the ratio of, as of the fiscal quarter ending September 30, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to be greater than 4.50 to 1.00; and (d) shall not permit the ratio of, as of each fiscal quarter ending on or after December 31, 2006, (i) the consolidated Debt of the Borrower as of such fiscal quarter end to (ii) the consolidated EBITDA of the Borrower for the four fiscal quarter period then ended, to be greater than 4.00 to 1.00.

(g)           Section 6.19 of the Credit Agreement is deleted in its entirety and replaced with the following:

Section 6.19         Interest Coverage Ratio. The Borrower (a) shall not permit the ratio of, as of the fiscal quarter ending March 31, 2006, (i) the consolidated EBITDA of the Borrower for the fiscal quarter period then ended multiplied by four, to (ii) the consolidated Interest Expense of the Borrower for the fiscal quarter period then ended multiplied by four, to be less than 1.50 to 1.00; (b) shall not permit the ratio of, as of the fiscal quarter ending June 30, 2006, (i) the consolidated EBITDA of the Borrower for the two fiscal quarter period then ended multiplied by two, to (ii) the consolidated Interest Expense of the Borrower for the two fiscal quarter period then ended multiplied by two, to be less than 1.75 to 1.00; (c) shall not permit the ratio of, as of the fiscal quarter ending September 30, 2006, (i) the consolidated EBITDA of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to (ii) the consolidated Interest Expense of the Borrower for the three fiscal quarter period then ended multiplied by 4/3, to be less than 2.00 to 1.00; and (d) shall not permit the ratio of, as of the end of any fiscal quarter ending on or after December 31, 2006, (i) the consolidated EBITDA of the Borrower calculated for the four fiscal quarters then ended, to (ii) the consolidated Interest Expense of the Borrower for the four fiscal quarters then ended, to be less than 2.00 to 1.00.

Section 18.            Borrower Representations and Warranties. The Borrower represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other

Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 19.            Guarantors Representations and Warranties. Each Guarantor represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Guaranty and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Guarantor and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; (f) it has no defenses to the enforcement of the Guaranty; and (g) the Liens under the Security Instruments are valid and subsisting and secure such Guarantor’s and the Borrower’s obligations under the Loan Documents.

Section 20.            Conditions to Effectiveness. This Agreement and the amendments to the Credit Agreement provided herein shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders.

(b)           The representations and warranties in this Agreement shall be true and correct in all material respects.

(c)           The Borrower shall have paid all fees and expenses of the Administrative Agent’s outside legal counsel and other consultants pursuant to all invoices presented for payment on or prior to the Effective Date.

Section 21.            Acknowledgments and Agreements.

(d)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(e)           The Administrative Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

(f)            Each of the Borrower, the Guarantors, Administrative Agent, and Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(g)           From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.

(h)           This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 22.            Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 23.            Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 24.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 25.            Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 26.            Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 27.            Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED effective as of the date first above written.

BORROWER:	CANO PETROLEUM, INC.

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
Chief Executive Officer

GUARANTORS:	SQUARE ONE ENERGY, INC.
LADDER COMPANIES, INC.
W.O. ENERGY OF NEVADA, INC.
WO ENERGY, INC.
PANTWIST, LLC

	Each by:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

W.O. OPERATING COMPANY, LTD.
By: WO Energy, Inc., its general partner

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

W.O. PRODUCTION COMPANY, LTD.
By: WO Energy, Inc., its general partner

	By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson
President

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LENDER AND
ADMINISTRATIVE AGENT:	ENERGY COMPONENTS SPC EEP ENERGY EXPLORATION AND PRODUCTION SEGREGATED PORTFOLIO

By:
Mark Margason
Authorized Signer

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LENDER:	UNIONBANCAL EQUITIES, INC.

By:
Michael A. Ross
Vice President

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